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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 2, 2002
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                              Pillowtex Corporation
               (Exact Name of Registrant as Specified in Charter)




           Texas                         1-11756                75-2147728
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation )                                     Identification No.)

         One Lake Circle Drive
       Kannapolis, North Carolina                          28081
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(Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code: 704-939-2000
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 3.   Bankruptcy or Receivership.

          As previously reported, on March 1, 2002, Pillowtex Corporation (the "Company"), together with certain of its subsidiaries (collectively with the Company, the "Debtors"), filed with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"): (a) a Second Amended Joint Plan of Reorganization of Pillowtex Corporation and Its Debtor Subsidiaries, dated March 1, 2002 and (b) a related Disclosure Statement, dated March 1, 2002, which the Bankruptcy Court approved as containing "adequate information" for creditors of the Debtors in accordance with Section 1125 of the United States Bankruptcy Code (the "Bankruptcy Code") on February 28, 2002. On March 11, 2002, the Company filed with the Bankruptcy Court: (a) a revised Second Amended Joint Plan of Reorganization of Pillowtex Corporation and Its Debtor Subsidiaries, dated March 6, 2002 and (b) a revised Disclosure Statement relating thereto, dated March 6, 2002 (as so revised, the "Disclosure Statement"), in each case incorporating certain nonmaterial clarifications and modifications to reflect, among other things, events occurring after March 1, 2002. On or about March 11, 2002, the Debtors commenced delivery of copies of the Disclosure Statement to parties in interest, as required pursuant to the Bankruptcy Code.

          On May 2, 2002, the Bankruptcy Court entered an order (the "Confirmation Order") confirming the Debtors' Second Amended Joint Plan of Reorganization, with certain modifications (as so modified, the "Plan"). A copy of a press release announcing confirmation of the Plan is attached as Exhibit
99.1 to this Form 8-K.

          The primary objectives of the Plan are to: (a) alter the Debtors' debt and equity structures to permit the Debtors to emerge from the reorganization proceedings with viable capital structures; (b) maximize the value of the ultimate recoveries to all creditor groups on a fair and equitable basis; and
(c) settle, compromise, or otherwise dispose of certain claims and interests on terms that the Debtors believe to be fair and reasonable and in the best interests of their respective estates, creditors, and equity holders. The Plan provides for, among other things:

          o the cancellation of certain indebtedness in exchange for cash, common stock, par value $0.01 per share, in Reorganized Pillowtex (as defined below) (the "New Common Stock"), and/or warrants to purchase shares of New Common Stock (the "New Warrants");

          o the cancellation of designated post-petition loans having an aggregate principal amount of $150 million in exchange for the issuance by Reorganized Pillowtex of $150 million aggregate principal amount of notes under a new secured term loan (the "Exit Term Loan");

          o the cancellation without consideration of the Company's common stock and preferred stock that was issued and outstanding immediately prior to November 14, 2000;

          o the assumption, assumption and assignment, or rejection of executory contracts or unexpired leases to which any Debtor is a party;

          o the reinstatement of approximately $11.4 million principal amount of industrial revenue bonds;

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          o    the selection of boards of directors and officers of the
               reorganized Debtors;

          o the merger of the Company with and into a new Delaware corporation, with the new Delaware corporation as the surviving corporation ("Reorganized Pillowtex"); and

          o the simplification of the overall corporate structure through the restructuring of certain of the Company's subsidiaries.

The Debtors currently anticipate that the Plan will become effective prior to June 30, 2002. However, under the terms of the Plan, there are significant conditions precedent to the effectiveness of the Plan. Conditions to the effectiveness of the Plan include, among others, the execution and delivery of the documentation effectuating a revolving credit facility and the execution and delivery of the documentation effectuating the Exit Term Loan. There can be no assurance that these conditions will be satisfied, and accordingly, there can be no assurance as to when or if the Plan will become effective.

          The foregoing summary of the Plan is qualified in its entirety by reference to the full text of the Second Amended Joint Plan of Reorganization and the modification thereto, copies of which are filed as Exhibits 2.1 and 2.2, respectively, to this Form 8-K and incorporated herein by this reference.

          As of May 1, 2002, there were 14,250,892 shares of Common Stock of the Company and 81,411 shares of Series A Redeemable Convertible Preferred Stock, par value $0.01 per share, of the Company outstanding, all of which will be cancelled without consideration on the effective date of the Plan (the "Effective Date"). On the Effective Date, (a) 18,600,000 shares of New Common Stock will be issued for distribution in respect of claims, (b) 3,529,412 shares of New Common Stock will be reserved for issuance upon the exercise of the New Warrants, (c) 1,400,000 shares of New Common Stock will be reserved for issuance in satisfaction of awards to employees of the Company pursuant to an equity incentive plan, including awards of 409,360 shares of New Common Stock and options to purchase 617,240 shares of New Common Stock being made to key employees in connection with the Effective Date, and (d) no other shares of capital stock of Reorganized Pillowtex will be reserved for issuance in respect of claims or interests under the Plan.

          Information as to the assets and liabilities of the Company as of March 30, 2002 is filed as Exhibit 99.2 hereto and incorporated herein by this reference. Such information has been extracted from the unaudited consolidated financial statements included in the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 30, 2002 as filed with the Securities and Exchange Commission (the "2002 First Quarter Form 10-Q") and should be read in conjunction with such financial statements, including the notes thereof, and the additional financial information set forth in Part 1, Item 2. "Management's Discussion and Analysis of Financial Condition and Results of Operations" of the 2002 First Quarter Form 10-Q. In accordance with American Institute of Certified Public Accountants Statement of Position 90-7, "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code," on or about the Effective Date, the Company will implement "fresh start accounting," which will require Reorganized Pillowtex to restate all its assets and liabilities at their fair value. The impact of fresh start accounting is not reflected in the selected financial information referenced above. The effects of fresh start accounting are discussed in the Disclosure Statement under "Reorganized Pillowtex -- Projected Financial Information" and "Risk Factors -- Historical Financial Information Will Not Be Comparable," a copy of which is filed as Exhibit 99.3 to this Form 8-K.


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements of Businesses Acquired:

               Not Applicable.

          (b)  Pro Forma Financial Information:

               Not Applicable.

          (c)  Exhibits:

               Exhibit No.      Description
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                   2.1          Second Amended Joint Plan of Reorganization of
                                Pillowtex Corporation and Its Debtor
                                Subsidiaries, dated March 6, 2002 (incorporated by reference to Exhibit 99.1 to Pillowtex
                                Corporation's Current Report on Form 8-K, SEC
                                File No. 001-11756, dated March 12, 2002).

                   2.2 Amended and Restated Modification to the Second Amended Joint Plan of Reorganization of Pillowtex Corporation and Its Debtor Subsidiaries.

                   99.1         Pillowtex Corporation Press Release, dated May
                                2, 2002.

                   99.2 Consolidated Balance Sheet of Pillowtex Corporation as of March 30, 2002.

                   99.3 Disclosure Statement pursuant to Section 1125 of the Bankruptcy Code for the Second Amended Joint Plan of Reorganization of Pillowtex Corporation and Its Debtor Subsidiaries, dated March 6, 2002 (incorporated by reference to Exhibit 99.2 to Pillowtex Corporation's Current Report on Form 8-K, SEC File No. 001-11756, dated March 12,
                                2002).


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PILLOWTEX CORPORATION

                              By:          /s/  JOHN F. STERLING
                                  ----------------------------------------------
                                  Name:    John F. Sterling
                                  Title:   Vice President and General Counsel

Date:  May 14, 2002


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                                  EXHIBIT INDEX

Exhibit No.     Description
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   2.1          Second Amended Joint Plan of Reorganization of Pillowtex
                Corporation and Its Debtor Subsidiaries, dated March 6, 2002
                (incorporated by reference to Exhibit 99.1 to Pillowtex
                Corporation's Current Report on Form 8-K, SEC File No.
                001-11756, dated March 12, 2002).

   2.2 Amended and Restated Modification to the Second Amended Joint Plan of Reorganization of Pillowtex Corporation and Its Debtor Subsidiaries.

   99.1         Pillowtex Corporation Press Release, dated May 2, 2002.

   99.2         Consolidated Balance Sheet of Pillowtex Corporation as of March
                30, 2002.

   99.3 Disclosure Statement pursuant to Section 1125 of the Bankruptcy Code for the Second Amended Joint Plan of Reorganization of Pillowtex Corporation and Its Debtor Subsidiaries, dated March 6, 2002 (incorporated by reference to Exhibit 99.2 to Pillowtex Corporation's Current Report on Form 8-K, SEC File No. 001-11756, dated March 12, 2002).


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